Filed Pursuant to Rule 497(e)

Registration No. 333-214796

GRANITESHARES ETF Trust

GRANITESHARES FUND	NASDAQ STOCK MARKET LLC. TICKER SYMBOL
GraniteShares 2x Long BULL Daily ETF	BULX
GraniteShares 2x Long ETOR Daily ETF	ETRL
GraniteShares 2x Short MSTR Daily ETF	MSDD

SUPPLEMENT DATED MAY 18, 2026

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED OCTOBER 14, 2025

On May 8, 2026, the Board of Trustees (the “Board”) of the GraniteShares ETF Trust (the “Trust”), based upon the recommendation of the Trust’s adviser, GraniteShares Advisors LLC (the “Adviser”), determined to liquidate and terminate the GraniteShares 2x Long BULL Daily ETF, GraniteShares 2x Long ETOR Daily ETF and GraniteShares 2x Short MSTR Daily ETF (the “Funds”). Due to the each Fund’ assets remaining quite small and the expectation that the assets of each Fund will not grow sufficiently in the foreseeable future, the Adviser believes that it is in the best interests of each Fund and its shareholders for each Fund’s business and operations not to continue. After considering all the information presented to the Board, the Board concluded that each Fund could not continue to conduct their businesses and operations in an economically viable manner, and it would be in the best interests of each Fund and its shareholders to liquidate and terminate. Investors may purchase or sell their shares of each Fund until the close of regular trading on the NASDAQ Stock Market LLC. (the “Exchange”) on June 18, 2026 (the “Closing Date”), at which time the shares of each Fund will cease trading on the Exchange. In order to facilitate orderly capital markets activity, each Fund anticipates permitting purchases of creation units until June 15, 2026, and redemption of creation units until June 18, 2026.

Shareholders may sell their holdings in each Fund prior to the close of regular trading on the Closing Date and customary brokerage charges may apply to these transactions. Prior to the Closing Date, each Fund will be in the process of winding up its operations in an orderly fashion. This necessary process will result in each Fund reducing their exposures on their respective Underlying Stock and increasing its cash holdings, which may not be consistent with the Fund’s investment objective and strategy.

On or about June 22, 2026, each Fund will liquidate its assets and distribute cash pro rata to all remaining respective shareholders who have not previously redeemed their shares in an amount equal to the net asset value of their shares as of the close of business on that date. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Once the distributions are complete, each Fund will terminate.

For more information, please contact the Fund at 1-844-476-8747.

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Investors Should Retail This Supplement for Future Reference